                                                               EXHIBIT 23.6

                            DIRECTOR'S CONSENT

      I hereby consent to the use of my name in the Registration Statement on Form S-1 of Artisan Entertainment Inc. under the headings "Management" and "Principal and Selling Stockholders."

                                          /s/ Amir Malin

                                          Amir Malin

Dated: March 21, 2000